Exhibit 10.29

ASSIGNMENT OF PATENT

WHEREAS, PVM International, Inc., a California corporation having a place of business at 6700 Fallbrook Ave., Suite 289, West Hills, CA 91307 (“Assignor”) owns all right, title, and interest in the patents and patent applications listed in Exhibit A; and

WHEREAS, Medbox, Inc. a Nevada corporation having a place of business at 8439 W. Sunset Blvd. Suite 101, West Hollywood, CA 90069 (“Assignee”) desires to acquire Assignor’s interest in and to said patents and patent applications and any provisional, continuation, continuation-in-part, divisional, reissued, re-examined, and foreign applications and patents relating thereto;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by Assignor, Assignor, has sold assigned, and transferred and does hereby sell, assign, and transfer unto Assignee, and Assignee’s successors and assigns, (a) the entire right, title, and interest, for the United States of America, in and to said U.S. patents and patent applications and all the rights and privileges in any application and under any and all patents that may be granted in the U.S. for any invention(s) described in said patents and patent applications, including but not limited to, all corresponding provisional, continuation, continuation-in-part, divisional, reissue, and reexamination applications; and (b) the entire right, title, and interest in and to any and all foreign patents and applications for any invention described in said U.S. patent and patent applications, in any and all countries foreign to the U.S. including all rights of priority arising from them, and all the rights and privileges under any and all forms of protection, including patents, that may be granted in said countries foreign to the U.S. for them; and (c) the right to seek remedies for any and all infringements of any of the foregoing patents and to collect and retain all damages and profits and enjoy any and all remedies granted for infringements.

Assignor hereby authorizes Assignee to make any and all application for such protection in its own name and maintain such protection in any and all countries foreign to the U.S., and to invoke and claim for any application for patent or other form of protection for any said invention, without further authorization from Assignor, any and all benefits, including the right of priority provided by any and all treaties, conventions or agreements.

Assignor hereby consents that a copy of this assignment shall be deemed a full legal and formal equivalent of any document which may be required in any country in proof of the right of Assignee to apply for protection for any invention described in said U.S. patent or other form of protection for any said invention and to claim the aforesaid benefit of the right of priority.

Assignor hereby consents that a copy of this assignment shall be deemed a full legal and formal equivalent of any document which may be required in any country in proof of the right of Assignee to apply for protection for any invention described in said U.S. patent or other form of protection for any said invention and to claim the aforesaid benefit of the right of priority.

Assignor requests that any and all patents for any said invention be issued to Assignee in all countries foreign to the U.S., or to such nominee as Assignee may designate.

Assignor covenants and agrees that, when requested, Assignor shall, without charge to Assignee but at Assignee’s expense, sign all papers, take all rightful oaths, and do all acts which may be necessary, desirable, or convenient in connection with patent applications, patents, or other forms of protection of any said invention, and for the defense and protection thereof if challenged in a court of law.

ASSIGNOR

PVM International, Inc.

By: /s/ Vincent Mehdizadeh

Name:

Title: CEO

Date: 7/23/14

ASSIGNEE

Medbox, Inc.

By: /s/ Guy Marsala

Name: Guy Marsala

Title: CEO

Date: 7/23/14

EXHIBIT A

Appl. Ser. No.;  Title;  Pat. No.;  Country

11/999,385

VENDING MACHINE APPARATUS TO DISPENSE HERBAL MEDICATIONS AND PRESCRIPTION MEDICINES

7,844,363

US

12/931,761

SYSTEM TO VERIFY IDENTITY OF PATIENT RECEIVING MEDICATION AND MONITORING THE DISPENSING OF MEDICATION TO THE PATIENT INCLUDING MONITORING THE DISPENSING OF MEDICATION TO THE PATIENT INCLUDING MONITORING THE DEVELOPMENT OF THE MEDICATION FROM WHERE THE SEEDS ARE OBTAINED, HOW THE PLANT WAS CULTIVATED, WHERE THE MEDICAL PORTION OF THE PLANT WAS HARVESTED AND CONVERTED INTO MEDICATION TO BE DISPENSED TO A PATIENT

N/A

US

13/068,383

SYSTEM TO VERIFY IDENTITY OF PATIENT RECEIVING MEDICATION AND MONITORING THE DISPENSING OF MEDICATION TO THE PATIENT AND DISPENSING THE MEDICATION THROUGH A VENDING MACHINE TO MAINTAIN INVENTORY CONTROL

N/A

US

13/314,522

SYSTEM TO ALLOW A CONSUMER TO STORE AND SUBSEQUENTLY RETRIEVE ITEMS FROM A STORAGE LOCKER AFTER CARD SWIPE AND IDENTITY VERIFICATION

N/A

US

13/314,692

SYSTEM TO ALLOW FOR A PHARMACIST TO STORE A FILLED PRESCRIPTION IN AN ELECTRONIC LOCKBOX FOR SUBSEQUENT RETRIEVAL BY A CUSTOMER AFTER IDENTITY VERIFICATION

N/A

US

14/050,097

SYSTEM AND APPARATUS TO VERIFY DISPENSING OF SAMPLE MEDICATION AT A PHYSICIAN'S OFFICE, INCLUDING MONITORING WHICH INDIVIDUAL HAS OBTAINED ACCESS TO AND OBTAINED SAMPLE MEDICINES TO ELIMINATE IMPROPER UTILIZATION AND DISPENSING OF SUCH SAMPLE MEDICINES

N/A

US

14/333,628

SYSTEM TO VERIFY IDENTITY OF PATIENT RECEIVING MEDICATION AND MONITORING THE DISPENSING OF MEDICATION TO THE PATIENT INCLUDING MONITORING THE DEVELOPMENT OF THE MEDICATION FROM WHERE THE SEEDS ARE OBTAINED, HOW THE PLANT WAS CULTIVATED, AND WHERE THE MEDICAL PORTION OF THE PLANT WAS HARVESTED AND CONVERTED INTO THE MEDICATION TO BE DISPENSED TO A PATIENT

N/A

US

Appl. Ser. No. Title Pat. No. Country

2717695

VENDING MACHINE APPARATUS TO DISPENSE HERBAL MEDICATIONS AND PRESCRIPTION MEDICATIONS

N/A

CA